UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): September 3, 2008

                                ABC FUNDING, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Nevada                          333-121070                   56-2458730
    ------                          ----------                   ----------
    State of                        Commission                   IRS Employer
    Incorporation                   File Number                  I.D. Number

               4606 FM 1960 West, Suite 400, Houston, Texas 77069
               --------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (281) 315-8890

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

      On September 3, 2008, ABC Funding, Inc., a Nevada corporation (the "Company"), issued a press release announcing that it purchased all of the outstanding capital stock of Voyager Gas Corporation. A copy of such press release is attached hereto and is incorporated herewith.

Item 9.01 Financial Statements and Exhibits

    Exhibit         Name of Document
    -------         ----------------

    Exhibit 99.1 Press release dated September 3, 2008, announcing the Company's acquisition of all of the outstanding capital stock of Voyager Gas Corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2008                           ABC Funding, Inc.


                                                   By: /s/ Robert P. Munn
                                                       -------------------------
                                                       Name:  Robert P. Munn
                                                       Title: President

                                  Exhibit Index

    Exhibit         Name of Document
    -------         ----------------

    Exhibit 99.1 Press release dated September 3, 2008, announcing the Company's acquisition of all of the outstanding capital stock of Voyager Gas Corporation.